Exhibit 10.124

ELEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-
VFN INDENTURE SUPPLEMENT

This ELEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN INDENTURE SUPPLEMENT, dated as of April 26, 2024 (this “Amendment”), is made between World Financial Network Credit Card Master Note Trust, as Issuer (the “Issuer”), and U.S. Bank National Association, as Indenture Trustee (in such capacity, the “Indenture Trustee”) under the Master Indenture, dated as of August 1, 2001 (as further amended from time to time prior to the date hereof, the “Master Indenture”), between the Issuer and the Indenture Trustee, to the Fourth Amended and Restated Series 2009-VFN Indenture Supplement, dated as of February 28, 2014 (as further amended from time to time prior to the date hereof, the “Indenture Supplement” and together with the Master Indenture, the “Indenture”), between the Issuer and the Indenture Trustee. Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Indenture.

Background

A.     The Issuer and the Indenture Trustee have previously entered into the Indenture Supplement to create and designate a Series of Notes.

B.     The Issuer and the Indenture Trustee wish to amend such Indenture Supplement, as set out in this Amendment.

C.     Pursuant to Section 10.2 of the Master Indenture, all of the Series 2009-VFN Noteholders have consented to this Amendment.

Agreement

1.    Amendments to the Indenture Supplement.

(a)    Section 2.1 of the Indenture Supplement is hereby amended by inserting the following definitions therein in appropriate alphabetical order:

“Investor Merchant Fee Allocation Percentage” means, with respect to any Monthly Period, the Allocation Percentage for such Monthly Period with respect to Finance Charge Receivables (or, if a Reset Date occurs during such Monthly Period, the average such Allocation Percentage for such Monthly Period determined as the quotient of the summation of the Allocation Percentages with respect to Finance Charge Receivables for all days during such Monthly Period, divided by the number of days in such Monthly Period).

“Investor Merchant Fee Amount” means, with respect to any Monthly Period, an amount equal to the product of (a) the amount of Merchant Discount Fees attributed to the Accounts for such Monthly Period pursuant to Section 5.1(l) of the Receivables Purchase Agreement and (b) the Investor Merchant Fee Allocation Percentage for such Monthly Period.

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(b)    Section 5.1 of the Indenture Supplement is hereby amended by inserting as a new subsection (f) the following:

“Allocations of Merchant Discount Fees. Notwithstanding anything to the contrary in Section 5.1(b) of this Indenture Supplement or in the Indenture, Merchant Discount Fees for each Monthly Period equal to the Investor Merchant Fee Amount shall be allocated to the Series 2009-VFN Noteholders, and shall be deposited into the Finance Charge Account not later 12:00 noon, New York City time, on the Transfer Date following the related Monthly Period.”

(c)    Section 7.1(h) of the Indenture Supplement is hereby amended and restated in its entirety as follows:

“as of any Determination Date, the Quarterly Payment Rate Percentage is less than 10%;”

(d)    Subsection (k) of Section 7.1 of the Indenture Supplement is hereby amended by replacing the period at the end of such subsection with a semicolon.

(e)    The portion of the first paragraph of Section 7.1 of the Indenture Supplement that immediately follows subsection (k) of such Section is hereby amended and restated in its entirety as follows:

“then, in the case of any event described in subsections 7.1(a), (b), (e), (i) or (j) of this Indenture Supplement, after the applicable grace period set forth in such Sections, either (i) Indenture Trustee or (ii) the Majority Noteholders by notice then given in writing to Transferor and Servicer (and to the Indenture Trustee if given by the Holders) may declare that an early amortization event (a “Early Amortization Event”) has occurred as of the date of such notice, and in the case of any event described in subsections 7.1(c), (d), (f), (g), (h) or (k) of this Indenture Supplement, an Early Amortization Event shall occur without any notice or other action on the part of Indenture Trustee or the Series 2009-VFN Noteholders immediately upon the occurrence of such event.”

2.    Consent. By its execution hereof, the Transferor, as sole Class M Noteholder, Class B Noteholder and Class C Noteholder, hereby consents to this Amendment.

3.    Conditions to Effectiveness; Binding Effect; Ratification. (a) This Amendment shall become effective upon the later of (the “Effective Date”) (i) May 1, 2024 and (ii)(A) counterparts hereof shall have been executed and delivered by the parties hereto and (B) each of the conditions precedent described in Section 10.2, Section 10.3 and Section 12.1 of the Master Indenture has been satisfied, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

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(b)    On and after the Effective Date, this Amendment shall be a part of the Indenture Supplement and each reference in the Indenture Supplement to “this Indenture Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Indenture Supplement shall mean and be a reference to the Indenture Supplement as amended hereby.

(c)    Except as expressly amended hereby, the Indenture Supplement shall remain full force and effect and is hereby ratified and confirmed by the parties hereto.

4.    Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b)    Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c)    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery by facsimile or electronic transmission of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof. Each party agrees that this Amendment may be electronically signed, and that any electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

(d)    The Indenture Trustee shall not be responsible for the validity or sufficiency of this Amendment nor for the recitals herein.

(e)    Indenture Trustee and Issuer acknowledge that, with reference to Section 10.2 of the Master Indenture, the Issuer will have provided or caused to be provided to the Noteholders executed copies of this Amendment on or prior to the date hereof.

5.    Limitation on Liability. It is expressly understood and agreed by the parties that (a) this document is executed and delivered by Citicorp Trust Delaware, National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations,

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undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Citicorp Trust Delaware, National Association but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Citicorp Trust Delaware, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (d) Citicorp Trust Delaware, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer or any other party in this Amendment and (e) under no circumstances shall Citicorp Trust Delaware, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST, as Issuer

By: Citicorp Trust Delaware, National Association, not
in its individual capacity, but solely as Owner Trustee

By: /s/ Dale Murphy
Name: Dale Murphy
Title: Trust Officer

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

By: /s/ Mark Esposito
Name: Mark Esposito
Title: Vice President

Acknowledged and Accepted:

COMENITY BANK,
as Servicer

By: /s/ Tom McGuire
Name: Tom McGuire
Title: Chief Financial Officer

WFN CREDIT COMPANY, LLC
as Transferor, as sole Class M Noteholder,
Class B Noteholder and Class C Noteholder

By: /s/ Wai Chung
Name: Wai Chung
Title: Treasurer

S-1	Eleventh Amendment to the 2009-VFN Indenture Supplement